                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
               OUTSTANDING 9% SENIOR SUBORDINATED NOTES DUE 2013
                                       OF

                                O'CHARLEY'S INC.
                 PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS
                           DATED               , 2004

     As set forth in the Prospectus, dated           , 2004 (as the same may be
amended or supplemented from time to time, the "Prospectus"), of O'Charley's Inc. (the "Company") under the caption "Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal to tender 9% Senior Subordinated Notes due 2013 of O'Charley's Inc., this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 9% Senior Subordinated Notes due 2013 (the "Outstanding Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME,
ON             , 2004 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS
EXTENDED BY THE COMPANY.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

           By Mail:              By Overnight Courier and Hand Delivery:           By Facsimile:
     The Bank of New York                 The Bank of New York                    (212) 298-1915
      101 Barclay Street                   101 Barclay Street               (For Eligible Institutions
      New York, NY 10286                   New York, NY 10286                          Only)
Attn: Reorganization Department      Attn: Reorganization Department           Confirm By Telephone:
 (registered or certified mail                                                    (   )    -
         recommended)

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., Eastern time, on           , 2004, unless extended by the
Company.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

-------------------------------------------------------------------------------------------
                         DESCRIPTION OF OUTSTANDING NOTES TENDERED
-------------------------------------------------------------------------------------------
CERTIFICATE NUMBER(S) (IF KNOWN) OF
OUTSTANDING NOTES OR ACCOUNT NUMBER  AGGREGATE PRINCIPAL AMOUNT  AGGREGATE PRINCIPAL AMOUNT
    AT THE BOOK-ENTRY FACILITY              REPRESENTED                   TENDERED
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                              Total:                      Total:
-------------------------------------------------------------------------------------------

                            PLEASE SIGN AND COMPLETE


Signature(s):                                             Name(s):
              ---------------------------------------             ------------------------------------------

Address:                                                        Capacity (full title), if signing in a representative
         --------------------------------------------           capacity:
                                                                --------------------------------------------
         --------------------------------------------
                                           (ZIP CODE)


Area Code and Telephone Number:
------------------------------------------------------------------------------------------------------------

Dated:                                                           Taxpayer Identification or Social Security
       ----------------------------------------------            Number:
                                                                 -------------------------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees
(a) that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES
      OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

                                        3